SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 26, 2000

AMERICAN PUBLIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

             Mississippi                  0-22479                          64-0874171
         (State or other          (Commission File                        (I.R.S. Employer
         jurisdiction of                    Number)                         Identification
         incorporation)                                                            Number)

                                                2305 Lakeland Drive
                                              Jackson, Mississippi             39208
         (Address of principal executive offices)                             (Zip code)

                                                  (601) 963-6600
                                (Registrant's telephone number, including area code)

Item 5.      Other Events

                On April 26, 2000 American Public Holdings, Inc. issued a press release announcing that it has entered into an agreement to be acquired by American Fidelity Corporation in a cash transaction for $18,300,000 or approximately $16.647 per share. Consummation of the acquisition is subject to stockholder and regulatory approval.

Item 7.           Financial Statements, Pro Forma Financial Information and
Exhibits.

                  (c)      Exhibits.

                           2.1      Agreement and Plan of Reorganization among
                                    American Public Holdings, Inc., American
                                    Fidelity Corporation and APLIC Acquisition
                                    Corp. dated April 24, 2000.

                           99.      Press Release issued by American Public
                                    Holdings, Inc. dated April 26, 2000, headed
                                    "American Public Holdings, Inc. to be Acquired
                                    by American Fidelity Corporation"

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2000
                                                              AMERICAN PUBLIC HOLDINGS, INC.

                                                              By:  /s/ Jerry C. Stovall
                                                                  ----------------------------
                                                                Jerry C. Stovall, President
                                                                and Chief Executive Officer

EXHIBIT INDEX
2.1      Agreement and Plan of Reorganization among American Public
         Holdings, Inc., American Fidelity Corporation and APLIC
         Acquisition Corp. dated April 24, 2000.

99.      Press Release issued by American Public Holdings, Inc. dated
         April 26, 2000, headed "American Public Holdings, Inc. to be
         Acquired by American Fidelity Corporation"